                                                                    Exhibit (16)

THE GALAXY VIP FUND
AVERAGE ANNUAL TOTAL RETURN COMPUTATION
NO LOAD



          FUND:     EQUITY FUND

                            n
       FORMULA:     P(1 + T)  = ERV

         WHERE:     P =  A hypothetical initial payment of $1,000

                    T =  Average annual total return

                    N =  Number of years

                  ERV = Ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year (or other) periods at the end of the 1, 5, or 10 year (or other) periods (or fractional portion thereof).


                                                       AVERAGE
                                      ENDING            ANNUAL
                      DATES         REDEEMABLE         RATE OF
       PERIOD        COVERED          VALUE             RETURN                *FORMULA
       ------        -------          -----             ------                --------
     From Fund      01/15/93
     Inception         to           $995.71             (0.86%)       @Rate($995.71; $1,000; 0.6**)
                    06/30/93


-------------------------

**   PERIOD  = 0.6 YEARS
 *   LOTUS 123 @RATE FUNCTION:
               @RATE (fv,pv,term)  The periodic interest rate necessary for present value "pv", to grow to future value
                                   "fv", over the number of compounding periods in "term".

                                       1/n
                                     fv      - 1
                                   ---------
                                      pv

THE GALAXY VIP FUND
AVERAGE ANNUAL TOTAL RETURN COMPUTATION
NO LOAD



               FUND:     ASSET ALLOCATION FUND

                                 n
            FORMULA:     P(1 + T)  = ERV

              WHERE:     P =  A hypothetical initial payment of $1,000

                         T =  Average annual total return

                         N =  Number of years

                       ERV = Ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year (or other) periods at the end of the 1, 5, or 10 year (or other) periods (or fractional portion thereof).


                                                       AVERAGE
                                      ENDING            ANNUAL
                      DATES         REDEEMABLE         RATE OF
       PERIOD        COVERED          VALUE             RETURN                *FORMULA
       ------        -------          -----             ------                --------
     From Fund      02/06/93
     Inception         to          $1,015.19             3.68%        @Rate($1,015.19; $1,000; 0.5**)
                    06/30/93


-------------------------

**   PERIOD  = 0.5 YEARS
 *   LOTUS 123 @RATE FUNCTION:
               @RATE (fv,pv,term)  The periodic interest rate necessary for present value "pv", to grow to future value
                                   "fv", over the number of compounding periods in "term".

                                       1/n
                                     fv      - 1
                                   ---------
                                      pv

THE GALAXY VIP FUND
AVERAGE ANNUAL TOTAL RETURN COMPUTATION
NO LOAD



               FUND:     HIGH QUALITY BOND FUND

                                 n
            FORMULA:     P(1 + T)  = ERV

              WHERE:     P =  A hypothetical initial payment of $1,000

                         T =  Average annual total return

                         N =  Number of years

                       ERV = Ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year (or other) periods at the end of the 1, 5, or 10 year (or other) periods (or fractional portion thereof).


                                                       AVERAGE
                                      ENDING            ANNUAL
                      DATES         REDEEMABLE         RATE OF
       PERIOD        COVERED          VALUE             RETURN                *FORMULA
       ------        -------          -----             ------                --------
     From Fund      01/21/93
     Inception         to          $1,029.73             6.03%        @Rate($1,029.73; $1,000; 0.5**)
                    06/30/93


-------------------------

**   PERIOD  = 0.5 YEARS
 *   LOTUS 123 @RATE FUNCTION:
               @RATE (fv,pv,term)  The periodic interest rate necessary for present value "pv", to grow to future value
                                   "fv", over the number of compounding periods in "term".

                                       1/n
                                     fv      - 1
                                   ---------
                                      pv

THE GALAXY VIP FUND
CALCULATION OF YIELDS ON MONEY MARKET FUND
AS OF JUNE 30, 1993
------------------------------------------


                  Date
                  ----
               24-June-93                      $0.0000852
               25-June-93                       0.0000856
               26-June-93                       0.0000854
               27-June-93                       0.0000854
               28-June-93                       0.0000854
               29-June-93                       0.0000854
               30-June-93                       0.0000859


Total Dividends for
     7 Day Period . . . . . . . . . . .        $0.0005983
Dividend by:  Number
     of Days in period. . . . . . . . .                 7
Multiplied by:  Number
     of Days in Year. . . . . . . . . .               365
Divided by:  Offering
     Price per Share. . . . . . . . . .             $1.00
                                               ----------
7 Day Yield . . . . . . . . . . . . . .              3.12%
                                               ----------
                                               ----------

**********************************************************

7 Day Yield . . . . . . . . . . . . . .              3.12%
Divided by:  Number of 7
     Day Periods in Year. . . . . . . .         52.142857
Plus 1. . . . . . . . . . . . . . . . .                 1
                                               ----------
                                                1.0005984

Raised to the Power of
     the Number of 7 Day
     Periods in a Year. . . . . . . . .         52.142857
                                               -----------
                                                1.0316846
                                               -----------

Effective 7 Day Yield . . . . . . . . .               3.17%
                                               -----------
                                               -----------